COMMON STOCK

CB Financial Corporation

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 12480C 10 7

CB

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

THIS CERTIFIES THAT

is the registered holder of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE OF

CB FINANCIAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CB Financial Corporation
CORPORATE
SEAL
2005
NORTH CAROLINA

SECRETARY

PRESIDENT

COUNTERSIGNED AND REGISTERED:
FIRST-CITIZENS BANK & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–__________ Custodian __________
(Cust) (Minor)
under Uniform Gifts to Minors
Act__________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *, Attorney*

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ______________________________

Signature(s) Guaranteed:

____
Signature(s)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.